Kemper Strategic Municipal Income Trust

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED NOVEMBER 30, 1995

        "We often work closely with the issuers to structure deals. Then, following the purchases, we continue to monitor the investments..."

Table of
Contents

3
General
Economic Overview
6
Performance Update
7
Terms to Know
8
Largest Sectors
9
Portfolio Statistics
10
Portfolio of
Investments
14
Report of
Independent Auditors
15
Financial Statements
17
Notes to
Financial Statements
19
Financial Highlights
20
Description of
Dividend
Reinvestment Plan


At A Glance


-------------------------------------------------------------
TOTAL RETURNS
For the year ended November 30, 1995
-------------------------------------------------------------

                             BASED ON              BASED ON
                             NET ASSET             MARKET
                             VALUE                 PRICE
-------------------------------------------------------------
KEMPER
STRATEGIC MUNICIPAL
INCOME TRUST                   13.09%             11.77%



-------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
-------------------------------------------------------------
                                AS OF              AS OF
                               11/30/95           11/30/94
-------------------------------------------------------------
NET ASSET VALUE                 $12.19            $11.54
MARKET PRICE                    $12.125           $11.625


-------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1995.


1 YEAR INCOME:                               $0.816
----------------------------------------------------
NOVEMBER DIVIDEND:                           $0.068
----------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)                     6.69%
----------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                        6.73%
----------------------------------------------------
TAX EQUIVALENT DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE AND A
37.1% FEDERAL INCOME TAX RATE)                10.64%
----------------------------------------------------
TAX EQUIVALENT DISTRIBUTION RATE:
(BASED ON MARKET PRICE AND A
37.1% FEDERAL INCOME TAX RATE)                10.70%
----------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market value assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report. Income may be subject to state and local taxes and a portion of income may be subject to the alternative minimum tax for certain investors.

About Your Report

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as to explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio management team on what might be expected in the coming months.

        Specifically, your report now includes:

        - Terms you need to know related to your fund

        - A look at your fund's largest sectors

        - The maturity and quality of your fund's underlying investments

             If you have any comments about the revised format, please write to:

        Kemper Funds
        Shareholder Communications
        120 South LaSalle Street
        Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,


Investors enjoyed very positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide were significantly higher than they were in 1994.

        We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2 percent in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

        Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

        The Fed reduced rates again in December, this time acknowledging discussions underway to reduce the federal budget deficit. Assuming these discussions are productive, a third rate cut is possible later this month. Even with such reducing by the Fed, our forecast calls for lower growth ranging between 2 percent to 3 percent for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

        We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.

        As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

        International investing continues to be quite complex. After sinking to its post-World War II low last year, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

GENERAL ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 (BAR GRAPH)



                                    Now (12/31/95)            6 months ago            1 year ago              2 years ago
10-year Treasury rate (1)                5.71                    6.28                    7.78                    5.75
Prime rate (2)                           8.65                    8.80                    8.50                    6.00
Inflation rate(3)*                       2.60                    2.97                    2.60                    2.74
The U.S. dollar (4)*                    -1.57                   -9.31                   -4.52                    1.71
Capital goods orders (5)**               7.60                   17.84                   13.53                   23.75
Industrial production (6)*               1.88                    2.80                    6.43                    3.76
Employment growth (7)*                   1.50                    2.29                    3.15                    2.58



(1) Falling interest rates in recent years have been a big plus for financial assets.
(2) The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.

*       Data as of November 30, 1995
**      Data as of October 31, 1995

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.


        We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

        Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

        With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio managers. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER
January 9, 1996

Management Team

Kemper Strategic Municipal Income Trust
Portfolio Management Team

[MIER PHOTO]

CHRIS MIER JOINED KEMPER FINANCIAL SERVICES, INC. (KFS) IN 1986 AND IS NOW SENIOR VICE PRESIDENT. HE HAS BEEN A PORTFOLIO MANAGER OF KEMPER STRATEGIC MUNICIPAL INCOME TRUST SINCE THE FUND'S INCEPTION IN 1989. MIER RECEIVED A B.A. DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND WENT ON TO RECEIVE HIS M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

[WILLSON PHOTO]

STEVEN WILLSON IS A FIRST VICE PRESIDENT WITH KFS AND HAS BEEN WITH THE COMPANY SINCE 1985. HE BECAME PORTFOLIO CO-MANAGER OF THE FUND IN 1993. WILLSON EARNED A B.A. IN MATHEMATICS AND A MASTER'S DEGREE IN FINANCE FROM NORTHERN ILLINOIS UNIVERSITY AND IS A CHARTERED FINANCIAL ANALYST.

[BURROW PHOTO]

DALE BURROW HAS BEEN WITH KFS SINCE 1987 AND IS NOW A FIRST VICE PRESIDENT. HE BECAME PORTFOLIO CO-MANAGER OF THE FUND IN 1993. BURROW RECEIVED A B.A. DEGREE FROM THE UNIVERSITY OF OKLAHOMA AND AN M.B.A. FROM DEpAUL UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Performance Update

THE PORTFOLIO MANAGEMENT TEAM OF KEMPER STRATEGIC MUNICIPAL INCOME TRUST DISCUSSES THE FUND'S STRONG PERFORMANCE DURING LAST YEAR'S ENVIRONMENT OF LOW INFLATION AND FALLING INTEREST RATES.

Q       THE FUND RETURNED 13.09 PERCENT, ON A NET ASSET VALUE BASIS, AND 11.77
PERCENT, ON A MARKET PRICE BASIS, FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995. WHAT CONTRIBUTED TO THIS STRONG PERFORMANCE?

A       The year was a good one for the bond market. Bond prices appreciated as interest rates fell due to moderate economic growth and low inflation. THE BOND BUYER 25-Bond Revenue Bond Index (RBI) -- a gauge of municipal bond interest rates -- peaked on November 17, 1994, at 7.37 percent and fell to 5.78 percent by November 30, 1995. As the environment for bonds improved, so did the fund's performance. Its market price increased $0.50 to $12.125 per share and its net asset value rose $0.65 to $12.19 per share.

        The reason for the market's solid performance was the Federal Reserve Board's apparent success in engineering a "soft landing" for the economy -- slow growth and low inflation. In early 1994, the Fed began raising short-term interest rates to slow robust economic growth and to keep inflation under control. After a series of interest rate hikes, market yields for long-term bonds peaked in November 1994. With interest rates high, inflation low and economic growth moderating, the market was poised for a significant rally.


Q       HOW WAS THE FUND POSITIONED DURING THE YEAR?


A       We selectively added high yield investments to the portfolio, while maintaining our position in high coupon, investment grade bonds. The high yield investments provided a strong flow of income for the fund while the high coupon investment grade bonds reduced price sensitivity. Throughout the year, we kept the fund fully invested.

Q       WERE THERE ANY SIGNIFICANT TRENDS THAT AFFECTED MUNICIPAL BOND
PERFORMANCE DURING THE FISCAL YEAR?

A       Municipal bond credit quality continued to improve at the state level during the year as the nation's economic expansion approached its fifth year. As such, some states began to see large fund balances and deliberated over tax cuts or possible rebates to taxpayers. Midwest states enjoyed particularly strong performance during the year and we continued to hold issues from Illinois, Indiana, Ohio and Michigan. Political considerations at both the national and state level -- especially those with respect to tax reform -- also impacted the municipal bond market during the fiscal year.

Q       WHAT EFFECT HAS TAX REFORM DISCUSSION HAD ON THE MUNICIPAL MARKET?

A       Tax reform discussion caused the municipal bond yield ratio to increase by about 10 percentage points compared to Treasuries. The yield ratio measures the relationship of municipal bond yields to comparable-term U.S. Treasury yields. This wider yield ratio means that the market has already discounted some of the potential impact of tax reform. If significant reform fails to materialize, the market will most likely correct itself, which may help the performance of municipal bonds.

Q       WAS SUPPLY A POSITIVE FACTOR FOR THE FUND LAST YEAR?

A       Supply in calendar year 1995 was $156.2 billion, which was down approximately 5 percent from 1994's total supply of $164.5 billion. In addition, bond calls and redemptions peaked in 1995. Therefore, the availability of bonds declined, for the second year in a row, as calls and redemptions outpaced new issue supply. Such factors are generally favorable for municipal bond market performance.

Performance Update

Q       HOW IS THE FUND'S INVESTMENT SELECTION PROCESS MANAGED?

A       Sound credit research is the cornerstone to managing the fund's investment selection. A team of sector-specific credit analysts works closely with the portfolio managers to evaluate the relative value and attractiveness of potential investments. With stringent quality criteria in place, we don't sacrifice our investment integrity -- even if it means missing out on a high yield issue. We often work closely with the issuers to structure deals. Then, following the purchases, we continue to monitor the investments to help ensure they are meeting our expectations.

Q       ARE THERE EVER ANY SURPRISES?


A       We don't like surprises, but they do occur from time to time.
The key in those cases is to remedy the situation as quickly as possible. This year, for instance, we sold an issue that we had originally anticipated keeping for a much longer time. It was a nursing home facility bond we purchased in 1991 that recently suffered from a combination of local regulatory issues and real estate taxes that were levied on the previously tax-exempt facility. At first we worked to restructure the issue but in November 1995, we decided it was more prudent to sell the bond. We sold our stake in the project at a reasonable price and were satisfied with the outcome. The bond represented less than 2 percent of the portfolio and, as such, did not have a significant impact on the fund's performance. This demonstrates the value of the fund's diversification.

Q       WHAT'S YOUR OUTLOOK FOR 1996?


A       We anticipate continued slow but positive economic growth with inflation remaining under control. We also expect that a meaningful federal budget resolution will eventually occur, which could move rates even lower. Although it is unlikely that we'll see total returns of the magnitude of 1995, we believe this year should provide a positive environment for the bond market.

        For the municipal bond market, in particular, we expect the supply of and demand for new municipal issues to increase moderately if interest rates fall. And as mentioned before, we believe that the market has substantially discounted the potential of tax reform. Should the market overreact or over-discount events as they unfold, we may well see some attractive buying opportunities.

Terms to Know

REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities compiled by THE BOND BUYER, a newspaper that covers the municipal bond market.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It may represent the aggregate percentage or dollar value change over a period or may be shown as an annualized figure.

DISTRIBUTION RATE Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance.

Largest Sectors


THE FUND'S LARGEST SECTORS
REPRESENTING 53.0% OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1995

----------------------------------------------------------
         Holdings                                  Percent
----------------------------------------------------------


1.       SENIOR CARE BONDS                         12.8%

2.       U.S. GOVERNMENT SECURED                   11.4%

3.       NON-SENIOR CARE BONDS                     11.1%

4.       HOSPITAL BONDS                             9.5%

5.       SINGLE FAMILY STATE HOUSING BONDS          8.2%


Portfolio Statistics


SECURITIES RATINGS


----------------------------------------------------------
                    ON 11/30/95             ON 11/30/94
----------------------------------------------------------
AAA                     4%                       5%
AA                     10                       11
A                       6                       11
BBB                    22                       17
B                       2                        2
NOT RATED+             56                       54
                      100%                     100%


                                                    - AAA
                                                    - AA
             [PIE CHARTS]                           - A
                                                    - BBB
                                                    - B
                                                    - NOT RATED
         On 11/30/95      On 11/30/94


THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

+THESE SECURITIES ARE NOT RATED BY S&P OR MOODY'S, HOWEVER THEY ARE RATED BY KEMPER FINANCIAL SERVICES, INC. AS FOLLOWS: AAA 7%, A 4%, BBB 9%, BB 31% AND B 5% FOR 11/30/95 AND AAA 3%, A 5%, BBB 10%, BB 30%, B 5% AND CCC 1% FOR
11/30/94.

AVERAGE MATURITY


----------------------------------------------------------
                    ON 11/30/95             ON 11/30/94
----------------------------------------------------------
Average Maturity      17.2 years               17.5 years


Portfolio of Investments


KEMPER STRATEGIC MUNICIPAL INCOME TRUST

Portfolio of Investments at November 30, 1995
(Dollars in thousands)

------------------------------------------------------------------------------------------------------------
 ISSUER                          PRINCIPAL AMOUNT                                                 VALUE
ADVANCED REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL AND
INTEREST BY UNITED STATES GOVERNMENT SECURITIES--11.4%
------------------------------------------------------------------------------------------------------------

                                 Indianapolis, IN, Local Public Improvement Bond
                                   Bank,
                                   Rev., 8.50%, to be called 2-1-98 @ 102            $3,000    $  3,330
                                 Marion County, OH, United Church Health Care
                                   Facilities, Rev., 8.875%, to be called 12-1-99
                                   @ 103                                              2,780       3,295
                                 Volusia County, FL, Health Facilities Auth.,
                                   Memorial Health Systems, Hospital Facilities,
                                   Rev., 8.25%, to be called 6-1-00 @ 102             2,390       2,787
                                 Greater Orlando, FL, Aviation Auth., Airport
                                   Facilities,
                                   Rev., 8.00%, to be called 10-1-98 @ 102               70          78
                                 Chicago, IL, Central Station Proj., Tax Increment
                                   Rev., 8.90%, to be called 1-1-02 @ 102             2,235       2,789
                                 Greene County, PA, Gen. Oblg., 8.75%,
                                   to be called 12-1-00 @ 100                         1,895       2,254
                                 ===========================================================================
                                 TOTAL ADVANCED REFUNDED OBLIGATIONS
                                 (Cost: $12,306)                                                 14,533
                                 ===========================================================================
OTHER MUNICIPAL OBLIGATIONS
------------------------------------------------------------------------------------------------------------
ILLINOIS--14.7%
                                 Chicago, O'Hare International Airport, American
                                   Airlines, Special Facilities, Rev., 8.20%, 2018
                                   and 2024                                           4,075       4,460
                                 Harvard, Multifamily Housing, Northfield Court
                                   Proj., Rev., 9.50%, 2006                           1,975       2,177
                                 Health Facilities Auth., Bethany Home and
                                   Hospital of the Methodist Church, Rev., 8.625%,
                                   2009                                               2,610       2,856
                                 Itasca, Central Manufacturing District,
                                   Rev., 8.375%, 2009                                 2,680       2,975
                                 Lombard, Tax Increment Rev.,
                                   8.80%, 2004                                        1,885       2,174
                                 St. Charles, Multifamily Housing, Wessel Court
                                   Proj., Rev., 7.60%, 2024                           2,000       2,059
                                 University Park, Tax Increment Rev.,
                                   8.50%, 2011                                        2,000       2,156
                                 ---------------------------------------------------------------------------
                                                                                                 18,857
------------------------------------------------------------------------------------------------------------
ARIZONA--10.3%
                                 Coconino County, Industrial Dev. Auth., The
                                   Guidance Center, Inc. Proj., Rev., 9.25%, 2011     1,875       2,034
                                 Health Facilities Auth., The New Foundation,
                                   Healthcare Rev., 8.25%, 2019                       2,475       2,624
                                 Industrial Dev. Auth. of the County of Pima,
                                   Larson Company Proj., Rev., 9.50%, 2010            2,300       2,607
                                 Maricopa County, Gen. Oblg., 8.625%, 2007            1,560       1,828
                                 Single Family Mortgage, Rev., 8.20%, 2021            3,805       4,085
                                 ---------------------------------------------------------------------------
                                                                                                 13,178
------------------------------------------------------------------------------------------------------------

Portfolio of Investments


(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL AMOUNT                                                 VALUE
NEW YORK--6.8%
                                 Medical Care Facilities Finance Agcy.,
                                   Rev., 7.30%, 2021                                 $   60    $     66
                                 Mortgage Agcy., Homeowner Mortgage Rev.,
                                   6.05%, 2017                                        1,250       1,256
                                 New York City, Gen. Oblg.,
                                   7.00% and 7.50%, 2010                              4,300       4,526
                                 Port Auth., LaGuardia Airport Passenger Terminal,
                                   Rev., 9.125%, 2015                                 2,500       2,843
                                 ---------------------------------------------------------------------------
                                                                                                  8,691
------------------------------------------------------------------------------------------------------------
MICHIGAN--4.7%
                                 Gogebic County, Grand View Hospital,
                                   Rev., 8.75%, 2016                                  2,250       2,469
                                 Greater Detroit Resource Recovery Auth.,
                                   Rev., 9.25%, 2008                                  2,325       2,401
                                 Madison Heights, Tax Increment Finance Auth.,
                                   Rev., 8.50%, 2001                                  1,025       1,088
                                 ---------------------------------------------------------------------------
                                                                                                  5,958
------------------------------------------------------------------------------------------------------------
INDIANA--4.4%
                                 Fishers, Economic Dev. Water Facilities,
                                   Indianapolis Water Company, Rev., 7.875%, 2019       685         741
                                 Health Facilities Finance Auth., Fayette Memorial
                                   Hospital,
                                   Rev., 7.20%, 2022                                  2,800       2,866
                                 Housing Finance Auth., Rev., 8.375%, 2020            1,905       2,046
                                 ---------------------------------------------------------------------------
                                                                                                  5,653
------------------------------------------------------------------------------------------------------------
COLORADO--4.3%
                                 Arapahoe County, Capital Improvement Trust Fund
                                   Highway, Rev., 7.00%, 2026                         2,000       2,160
                                 City and County of Denver, Airport System Rev.,
                                   7.50% to 8.75%, 2023 through 2025                  2,900       3,311
                                 ---------------------------------------------------------------------------
                                                                                                  5,471
------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--3.9%
                                 Columbia County, Industrial Dev. Auth., First
                                   Mortgage Rev., 9.00%, 2014                         1,955       2,118
                                 Lehigh County General Purpose Auth., Wiley House,
                                   Rev., 8.65%, 2004                                  2,800       2,916
                                 ---------------------------------------------------------------------------
                                                                                                  5,034
------------------------------------------------------------------------------------------------------------
MISSOURI--3.9%
                                 St. Louis, Scullin Redevelopment Proj.,
                                   Rev., 10.00%, 2010                                 2,365       2,789
                                 West Plains, Industrial Dev. Auth., Ozarks
                                   Medical Center, Hospital Rev., 8.625%, 2020        2,000       2,225
                                 ---------------------------------------------------------------------------
                                                                                                  5,014
------------------------------------------------------------------------------------------------------------
FLORIDA--3.6%
                                 Greater Orlando Aviation Auth., Airport
                                   Facilities,
                                   Rev., 8.00%, 2018                                    625         695
                                 Martin County Industrial Dev. Auth.,
                                   Rev., 7.875%, 2025                                 1,500       1,722
                                 Nassua County, Amelia Island Proj., Rev., 9.75%,
                                   2023                                               1,993       2,241
                                 ---------------------------------------------------------------------------
                                                                                                  4,658
------------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL AMOUNT                                                 VALUE
MINNESOTA--3.5%
                                 Housing Finance Agcy., Single Family Mortgage
                                   Rev., 7.95%, 2022                                 $2,070    $  2,216
                                 Sauk Rapids, Industrial Dev., Gold N Plump,
                                   Rev., 9.50%, 2005                                  2,160       2,295
                                 ---------------------------------------------------------------------------
                                                                                                  4,511
------------------------------------------------------------------------------------------------------------
IOWA--3.4%
                                 Finance Auth., On With Life, Healthcare Facility
                                   Rev., 7.25%, 2015                                  2,000       2,098
                                 Lake City, Health Care Facility, Opportunity
                                   Living Proj., Rev., 10.00%, 2015                   2,000       2,274
                                 ---------------------------------------------------------------------------
                                                                                                  4,372
------------------------------------------------------------------------------------------------------------
OKLAHOMA--2.7%
                                 Woodward Municipal Auth., Hospital Rev.,
                                   8.50% and 9.25%, 2014                              3,085       3,460
------------------------------------------------------------------------------------------------------------
OHIO--2.2%
                                 Cuyahoga County, Judson Retirement Community
                                   Center, Rev., 8.875%, 2019                         2,500       2,750
------------------------------------------------------------------------------------------------------------
NEW MEXICO--2.1%
                                 Albuquerque Health Care Ltd., Nursing Home,
                                   Rev., 9.75%, 2014                                  1,430       1,577
                                 Truth or Consequences, Nursing Home Improvement,
                                   Sierra Health Care, Inc., Rev., 9.75%, 2014          955       1,053
                                 ---------------------------------------------------------------------------
                                                                                                  2,630
------------------------------------------------------------------------------------------------------------
CONNECTICUT--1.8%
                                 Dev. Auth., Pierce Memorial Baptist Home,
                                   Rev., 9.25%, 2018                                  2,000       2,281
------------------------------------------------------------------------------------------------------------
TEXAS--1.7%
                                 Brazos River Auth., Texas Utilities Electric
                                   Company, Pollution Control Rev., 8.25%, 2019       2,000       2,220
------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.7%
                                 Worcester, Briarwood Retirement Community,
                                   Rev., 9.25%, 2022                                  2,000       2,158
------------------------------------------------------------------------------------------------------------
NEVADA--1.6%
                                 Housing Division, Single Family Program,
                                   Rev., 7.90%, 2021                                  1,990       2,095
------------------------------------------------------------------------------------------------------------
RHODE ISLAND--1.5%
                                 Housing and Mortgage Finance Corp.,
                                   Rev., 8.30%, 2011                                  1,775       1,866
------------------------------------------------------------------------------------------------------------
CALIFORNIA--1.4%
                                 Sacramento County, Rev., 7.20%, 2015                 1,250       1,288
                                 San Diego, Detention Facility, Certificates of
                                   Participation, Rev., 8.00%, 2002                     425         466
                                 ---------------------------------------------------------------------------
                                                                                                  1,754
------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.3%
                                 Aiken County, Mattie C. Hall Health Care Center,
                                   Hospital Facilities Rev., 8.625%, 2010             1,500       1,635
------------------------------------------------------------------------------------------------------------
KENTUCKY--1.3%
                                 Jefferson County, Louisville Gas and Electric,
                                   Pollution Control, Rev., 7.75%, 2019               1,500       1,615
------------------------------------------------------------------------------------------------------------
MARYLAND--1.0%
                                 Health and Higher Educational Facilities Auth.,
                                   Rev., 5.75%, 2013                                  1,300       1,214
------------------------------------------------------------------------------------------------------------
NEW JERSEY--.9%
                                 Educational Facilities Auth., Caldwell College,
                                   Rev., 7.25%, 2025                                  1,150       1,206
------------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL AMOUNT                                                 VALUE
NORTH DAKOTA--.9%
                                 Housing Finance Agcy., Single Family Mortgage
                                   Rev., 8.375%, 2021                                $1,055    $  1,125
                                 ===========================================================================
                                 TOTAL OTHER MUNICIPAL OBLIGATIONS--85.6%
                                 (Cost: $99,627)                                                109,406
                                 ===========================================================================
                                 TOTAL MUNICIPAL OBLIGATIONS--97.0%
                                 (Cost: $111,933)                                               123,939
                                 ===========================================================================
------------------------------------------------------------------------------------------------------------

 MONEY MARKET INSTRUMENTS--.5%

                                 Yield--4.00%
                                 Due--December 1995
                                 (Cost: $700)                                        $  700    $    700
                                 ===========================================================================
                                 TOTAL INVESTMENTS--97.5%
                                 (Cost: $112,633)                                               124,639
                                 ===========================================================================
                                 CASH AND OTHER ASSETS, LESS LIABILITIES--2.5%                    3,205
                                 ===========================================================================
                                 NET ASSETS--100%                                              $127,844
                                 ===========================================================================

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $112,633,000 for federal income tax purposes at November 30, 1995, the aggregate gross unrealized appreciation on investments was $12,006,000 and there was no gross unrealized depreciation.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Municipal Income Trust as of November 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of

November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Municipal Income Trust at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois

January 12, 1996

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995
(in thousands)

--------------------------------------------------------------------------------
 ASSETS

Investments, at value
(Cost: $112,633)                                                                         $124,639
-------------------------------------------------------------------------------------------------
Cash                                                                                          240
-------------------------------------------------------------------------------------------------
Interest receivable                                                                         3,056
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                          127,935
=================================================================================================

--------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS

Payable for:
  Management fee                                                                               63
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                        9
-------------------------------------------------------------------------------------------------
  Other                                                                                        19
-------------------------------------------------------------------------------------------------
    Total liabilities                                                                          91
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 10,485 SHARES OUTSTANDING,
$.01 PAR VALUE, EQUIVALENT TO $12.19 PER SHARE                                           $127,844
=================================================================================================

--------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS

Paid-in capital                                                                          $116,391
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                 (921)
-------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                                                     12,006
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                           368
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                              $127,844
-------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
($127,844 / 10,485 shares outstanding)                                                     $12.19
=================================================================================================

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
Year ended November 30, 1995
(in thousands)

--------------------------------------------------------------------------------
 NET INVESTMENT INCOME

  Interest income                                                                         $ 9,650
-------------------------------------------------------------------------------------------------
  Expenses:
   Management fee                                                                             750
-------------------------------------------------------------------------------------------------
   Custodian and transfer agent fees and related expenses                                      83
-------------------------------------------------------------------------------------------------
   Professional fees                                                                           44
-------------------------------------------------------------------------------------------------
   Reports to shareholders                                                                     17
-------------------------------------------------------------------------------------------------
   Trustees' fees                                                                              15
-------------------------------------------------------------------------------------------------
   Other                                                                                       37
-------------------------------------------------------------------------------------------------
    Total expenses                                                                            946
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                       8,704
=================================================================================================

--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on sales of investments                                                  (213)
-------------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                                                 (49)
-------------------------------------------------------------------------------------------------
    Net realized loss                                                                        (262)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                      6,961
-------------------------------------------------------------------------------------------------
Net gain on investments                                                                     6,699
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $15,403
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                         YEAR ENDED NOVEMBER 30,
                                                                         1995               1994
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                                $  8,704              8,685
--------------------------------------------------------------------------------------------------
  Net realized loss                                                        (262)              (426)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                   6,961             (8,114)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     15,403                145
--------------------------------------------------------------------------------------------------
  Distribution from net investment income                                (8,542)            (8,543)
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                        --               (260)
--------------------------------------------------------------------------------------------------
Total dividends to shareholders                                          (8,542)            (8,803)
--------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(25 shares in 1995 and 62 shares in 1994)                                   294                783
--------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   7,155             (7,875)
==================================================================================================

--------------------------------------------------------------------------------
 NET ASSETS

Beginning of year                                                       120,689            128,564
--------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income of
$368 and $200, respectively)                                           $127,844            120,689
==================================================================================================

Notes to Financial Statements

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             non-diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and premiums and original issue discount on securities are amortized. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1995, amounting to approximately $399,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2004.

                             The Fund declares and pays dividends on a monthly basis. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2    TRANSACTIONS
     WITH AFFILIATES         The Fund has a management agreement with Kemper
                             Financial Services, Inc. (KFS) and pays a management fee at an annual rate of .60% of average weekly net assets. The Fund incurred a management fee of $750,000 for the year ended November 30, 1995.

                             Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended November 30, 1995, the transfer agent remitted shareholder services fees to KSvC of $24,000.

                             Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended November 30, 1995, the Fund made no direct

Notes to Financial Statements

                             payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1995, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $13,839

                             Proceeds from sales                          10,191

Financial Highlights

                                                                       YEAR ENDED NOVEMBER 30,
                                                    -------------------------------------------------------------
                                                      1995        1994        1993        1992        1991
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                    $11.54       12.36       11.86       11.65       11.37
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .83         .83         .83         .84         .84
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .64        (.80)        .58         .30         .36
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.47         .03        1.41        1.14        1.20
-----------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .82         .82         .89         .83         .81
-----------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --         .03         .02         .10         .11
-----------------------------------------------------------------------------------------------------------------
Total dividends                                          .82         .85         .91         .93         .92
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $12.19       11.54       12.36       11.86       11.65
-----------------------------------------------------------------------------------------------------------------
Market value, end of year                             $12.13       11.63       12.38       12.13       12.13
=================================================================================================================
 TOTAL RETURN
Based on net asset value                               13.09%        .12       12.32       10.14       10.99
-----------------------------------------------------------------------------------------------------------------
Based on market value                                  11.77         .71        9.51        7.86       21.92
=================================================================================================================
 RATIOS TO AVERAGE NET ASSETS
Expenses                                                 .76%        .75         .74         .77         .77
-----------------------------------------------------------------------------------------------------------------
Net investment income                                   6.97        6.92        6.87        7.17        7.31
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of year (in thousands)            $127,844     120,689     128,564     122,035     118,864
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    8%         11           8          10          20
=================================================================================================================

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

FEDERAL TAX STATUS OF 1995 DIVIDENDS

All of the dividends paid from net investment income by the Fund constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.

Description of Dividend Reinvestment Plan

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Kemper
                             Strategic Municipal Income Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS HELD
     IN EACH ACCOUNT         If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------
4    ADDITIONAL INFORMATION  Address all notices, correspondence, questions, or other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY

                             P.O. Box 419066

                             Kansas City, Missouri 64141-6066

                             1-800-294-4366

Description of Dividend Reinvestment Plan

--------------------------------------------------------------------------------
5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------
9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participants Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
10     SHARES NOT HELD IN
       SHAREHOLDER'S NAME    Beneficial owners of Shares which are held in the
                             name of a broker or nominee will not be
                             automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to

Description of Dividend Reinvestment Plan

                             notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. Kemper Strategic Municipal Income Trust shareholders were asked to vote on three separate issues: election of two additional members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement with Kemper Financial Services, Inc. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Trustees

                               For      Withheld
   James B. Akins           7,228,227   262,940
   Fred B. Renwick          7,228,227   262,940

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

       For        Against     Abstain
    7,364,536     36,602      90,029

3) Approval of new investment management agreement

       For        Against     Abstain
    7,207,633     121,810     161,724

Trustees and Officers

Trustees                      Officers

STEPHEN B. TIMBERS           JOHN E. NEAL                CHARLES F. CUSTER
President and Trustee        Vice President              Vice President and
                                                         Assistant Secretary
JAMES E. AKINS               JOHN E. PETERS
Trustee                      Vice President              JEROME L. DUFFY
                                                         Treasurer
ARTHUR R. GOTTSCHALK         J. PATRICK BEIMFORD, JR.
Trustee                      Vice President

FREDERICK T. KELSEY          CHRISTOPHER J. MIER
Trustee                      Vice President

FRED B. RENWICK              DALE R. BURROW
Trustee                      Vice President

JOHN B. TINGLEFF             STEPHEN R. WILLSON
Trustee                      Vice President

JOHN G. WEITHERS             PHILIP J. COLLORA
Trustee                      Vice President and
                             Secretary








--------------------------------------------------------------------------------
LEGAL COUNSEL                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                     222 North LaSalle Street
                                     Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT            KEMPER SERVICE COMPANY
                                     P.O. Box 419066
                                     Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT         INVESTORS FIDUCIARY TRUST COMPANY
                                     127 West 10th Street
                                     Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                 ERNST & YOUNG LLP
                                     233 South Wacker Drive
                                     Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                   KEMPER FINANCIAL SERVICES, INC.
                                     120 South LaSalle Street
                                     Chicago, IL 60603


[RECYCLE LOGO]                                              [KEMPER FUNDS LOGO]
Printed on recycled paper.
KSMIT-2 (1/96)                                                          1008290
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